EXHIBIT 99.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas F. Conroy, the Chief Financial Officer of Teton Petroleum Company (the
"Company"),  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350, that to the best of my knowledge:

(1)  the  Quarterly  Report on Form 10-QSB of the Company for the quarter  ended
     March 31, 2003 (the  "Report")  fully  complies  with the  requirements  of
     Section 13 (a) or 15 (d) of the Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003

/s/Thomas F. Conroy
Name: Thomas F. Conroy
Title: Chief Financial Officer